Exhibit 10.4

THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE AMENDS AND RESTATES IN ITS ENTIRETY THAT CERTAIN REVOLVING CREDIT NOTE DATED DECEMBER 17, 2010, MADE BY SRT SECURED HOLDINGS, LLC (f/k/a TNP SRT SECURED HOLDINGS, LLC), TNP SRT MORENO MARKETPLACE, LLC AND TNP SRT SAN JACINTO, LLC, IN THE ORIGINAL PRINCIPAL AMOUNT OF $35,000,000.00, AS THE SAME HAS BEEN AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PRIOR TO THE DATE HEREOF (THE “ORIGINAL NOTE”)

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$30,000,000.00	August 4, 2014

FOR VALUE RECEIVED, STRATEGIC REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, SRT SECURED HOLDINGS, LLC, a Delaware limited liability company, TNP SRT AURORA COMMONS, LLC, a Delaware limited liability company, SRT CONSTITUTION TRAIL, LLC, a Delaware limited liability company, and TNP SRT SAN JACINTO, LLC, a Delaware limited liability company, and each other person that from time to time becomes a “Borrower” under the Credit Agreement (collectively, the “Maker”), hereby jointly and severally promise to pay, without offset or counterclaim, to the order of KEYBANK NATIONAL ASSOCIATION, a national banking association ( “Payee”), at the principal office of KeyBank National Association, as Agent (in such capacity, with any successor, the “Agent”) for the Payee under the Credit Agreement (as hereinafter defined), the principal amount equal to the lesser of (x) Thirty Million and no/100 Dollars ($30,000,000.00) or (y) the outstanding amount advanced by Payee as Loans under the Credit Agreement, payable in accordance with the terms of the Credit Agreement.

Maker also promises to pay interest on the unpaid principal amount of this Amended and Restated Revolving Credit Note (this “Note”) at the rates and at the times which shall be determined in accordance with the provisions of that certain Amended and Restated Credit Agreement dated as of the date hereof, among Maker, the Lenders party thereto, and KeyBank National Association, as Agent for itself and the Lenders (as hereafter amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

Subject to the terms and provisions of the Credit Agreement, amounts borrowed may be repaid and reborrowed at any time during the Availability Period. Payee shall not have any obligation to make a Loan to the extent such Loan would cause Payee’s Revolving Credit Exposure to exceed Payee’s Commitment, or as otherwise provided in the Credit Agreement.

This Note is subject to (a) mandatory prepayment, and (b) prepayment at the option of the Maker, as provided in the Credit Agreement.

This Note is issued pursuant to the Credit Agreement and is entitled to the benefits of the Credit Agreement, reference to which is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. MAKER AGREES THAT JURISDICTION AND VENUE FOR ANY ACTION REGARDING THIS NOTE SHALL BE AS SET FORTH IN THE CREDIT AGREEMENT.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

Maker promises to pay all fees, costs and expenses incurred in the collection and enforcement of this Note in accordance with the terms of the Credit Agreement. Maker and any endorser of this Note hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind (except such notices as may be expressly required under the Credit Agreement or the other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

This Note amends and restates in its entirety the Original Note, evidences a continuation of the indebtedness and obligations thereunder, together with any and all additional Loans from time to time made pursuant to this Note and the Credit Agreement, and does not constitute a novation or extinguishment of any Obligations under the Original Note. The Borrower hereby reaffirms the full force and effectiveness of the Original Note as amended and restated pursuant to the terms and conditions of this Note. The indebtedness evidenced by the Original Note is and will continue to be, and the indebtedness evidenced by this Note is intended to and shall be, secured by all of the collateral and other security previously, now, or at any time from time to time hereafter granted to Agent pursuant to the Loan Documents.

(The next page is the signature page)

2

IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered by its duly authorized officer, as an instrument under seal as of the day and year first written above.

STRATEGIC REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	Strategic Realty Trust, Inc., a Maryland
corporation, its General Partner

By:
Name:
Title:

SRT SECURED HOLDINGS, LLC, a Delaware limited liability company

By:	SRT Secured Holdings Manager, LLC, a
Delaware limited liability company, its
Managing Member

By:
Name:
Title:

TNP SRT SAN JACINTO, LLC, a Delaware limited liability company

By:	SRT Secured Holdings, LLC, a Delaware
limited liability company, its Sole Member
and Manager

	By:	SRT Secured Holdings Manager, LLC, a Delaware limited liability
Company, its Managing Member

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Signature page to Amended and Restated Revolving Credit Note]

TNP SRT AURORA COMMONS, LLC, a Delaware limited liability company

By:	SRT Secured Holdings, LLC, a Delaware
limited liability company, its Sole Member
and Manager

	By:	SRT Secured Holdings Manager, LLC, a Delaware limited liability
Company, its Managing Member

By:
Name:
Title:

SRT CONSTITUTION TRAIL, LLC, a Delaware limited liability company

By:	SRT Secured Holdings, LLC, a Delaware
limited liability company, its Sole Member
and Manager

	By:	SRT Secured Holdings Manager, LLC, a Delaware limited liability
Company, its Managing Member

By:
Name:
Title:

[Signature page to Amended and Restated Revolving Credit Note]